SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

Current Report

Dated September 21, 2006

of

ZALE CORPORATION

A Delaware Corporation
IRS Employer Identification No. 75-0675400
SEC File Number 001-04129

901 West Walnut Hill Lane
Irving, Texas  75038
(972) 580-4000

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Securities Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) 12 under the Securities Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) 12 under the Securities Act (17 CFR 240.13e-2(c))

Item 8.01               Other Events.

By letter dated September 21, 2006, the Fort Worth Staff of the United States Securities and Exchange Commission notified Zale Corporation that the SEC’s investigation of Zale, previously disclosed by Zale on April 10, 2006, has been terminated.  The SEC is recommending no enforcement action be taken.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

ZALE CORPORATION

Date:	September 27, 2006	By:	/s/ Mary Elizabeth Burton
Mary Elizabeth Burton
President and Chief Executive Officer